This is filed pursuant to Rule 497(c).
File Nos. 811-09607 and 333-88517.

                                    FAIRHOLME

                                   PROSPECTUS

                               THE FAIRHOLME FUND
                                  (the "Fund")

                       A No-Load Capital Appreciation Fund


                                 August 15, 2006


                                   A Series of
                              FAIRHOLME FUNDS, INC.
                                 (the "Company")

                                 51 JFK Parkway
                              Short Hills, NJ 07078

                                 1-866-202-2263

                                 1-610-232-1763

                             www.fairholmefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


THE FUND.......................................................................3
   The Fund's Investment Objective.............................................3
   The Fund's Principal Investment Strategies..................................3
   The Principal Risks of Investing in the Fund................................4
   The Fund's Past Performance.................................................6
   The Fund's Fees and Expenses................................................7
   An Example of Expenses Over Time............................................8
THE FUND'S INVESTMENT ADVISER..................................................8
   The Fund's Investment Adviser...............................................8
   The Fund's Portfolio Managers...............................................9
   Conflicts of Interest.......................................................9
   The Fund's Distributor.....................................................10
BUYING AND SELLING SHARES OF THE FUND.........................................10
INVESTING IN THE FUND.........................................................10
   Determining Share Prices...................................................10
   Distribution Fees..........................................................11
   Minimum Investment Amounts.................................................11
   Opening and Adding to Your Account.........................................12
   Purchasing Shares by Mail..................................................12
   Purchasing Shares by Wire Transfer.........................................13
   Purchases Through Financial Service Organizations..........................14
   Purchasing Shares Through Automatic Investment Plan........................15
   Purchasing Shares by Telephone.............................................15
   Miscellaneous Purchase Information.........................................15
   Policies Regarding Frequent Trading of Fund Shares.........................16
   Privacy Policy.............................................................18
HOW TO SELL (REDEEM) YOUR SHARES..............................................18
   By Mail....................................................................18
   Signature Guarantees.......................................................19
   By Telephone...............................................................19
   By Wire....................................................................20
   Redemption at the Option of the Fund.......................................20
   Redemption Fee.............................................................20
   Redemptions in Kind........................................................20
DIVIDENDS AND DISTRIBUTIONS...................................................20
TAX CONSIDERATIONS............................................................21
GENERAL INFORMATION...........................................................21
FINANCIAL HIGHLIGHTS..........................................................23
FOR MORE INFORMATION..........................................................24

                                    THE FUND

The Fund's Investment Objective

The Fund's investment objective is long-term growth of capital.

The Fund's Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the "Adviser") attempts under normal circumstances to achieve the Fund's investment objective by:

     o Investing the Fund's assets primarily in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and


     o    Holding a focused portfolio of no more than 25 equity securities.

The Fund's primary strategy uses fundamental analysis to identify certain attractive characteristics of publicly-traded companies. Such characteristics may include, but are not limited to, stress-tested owner/managers; sensible capital allocation policies; strong competitive positions; industries with improving or favorable long-term conditions, potential for long-term growth; low market prices in relation to tangible asset values; relatively high returns on invested capital; and relatively high free cash flow yields. The Adviser defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fund also intends to invest in "special situations" to achieve its objective. A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments.

In total, the Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indexes and riskless U.S. Treasuries.

The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities issued by non-U.S. companies, short-term debt obligations of foreign governments, and other high quality foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of one year or less and a credit rating of A or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO"). Securities issued by non-U.S. companies are referred to as foreign securities.

The Fund may also use other investment strategies, which are described in the Fund's Statement of Additional Information ("SAI").

The Principal Risks of Investing in the Fund

General Risks. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will fluctuate reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Stock Market Risk. The stock market can trade in random or cyclical price patterns, and prices can fall over sustained periods of time. The Fund invests primarily in equity securities, including common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing companies.

Focused Portfolio and Non-Diversification Risks. The Fund attempts to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. The Fund is considered to be "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Special Situation Risk. Investments in special situations may involve greater risks when compared to the Fund's other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk. The Fund has the ability to invest in foreign securities and from time to time a significant percentage of the Fund's assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Currency Risk. The Fund is subject to this risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments in foreign securities.

Interest Rate Risk of Debt Securities. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

Credit Risk of Debt Securities. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of short-term debt obligations of foreign governments, the Fund will generally purchase securities with a maturity of one year or less and a credit rating of A or better by S&P or any similar rating by a NRSRO.

Small to Medium-Capitalization Risk. The Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

Cash Reserves. The Fund's portfolio will normally be invested primarily in equity securities. However, the Fund is not required to be fully invested in equity securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund believes that a certain amount of liquidity in the Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund's total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives.

Further discussion about other risks of investing in the Fund may be found in the Fund's SAI.

The Fund's Past Performance

The bar chart and table set out below show the historical returns and risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund and by showing how the Fund's average annual returns for one year, five years, and over the life of the Fund compare to the performance of the S&P 500 Index. The Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

PERFORMANCE BAR CHART

Annual Returns for Calendar Year Periods Ending December 31
[GRAPHIC OMITTED]

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                    Annual Performance of the Fairholme Fund
                      (Calendar Years Ended December 31st)

           2000      2001      2002      2003      2004      2005
           ----      ----      ----      ----      ----      ----
          46.54%     6.18%    -1.58%    23.96%    24.93%    13.74%


Through June 30, 2006, the year-to-date unannualized return was 8.93%.

Best Quarter: 3rd Qtr 2000 +20.73%          Worst Quarter: 1st Qtr 2003 -6.03%

PERFORMANCE TABLE
Average Annual Total Return for Periods Ending on December 31, 2005(1)

Portfolio Returns                            1 Year      5 Year     Inception(2)
Return Before Taxes                          13.74%      12.98%       18.38%
Return After Taxes on Distributions          12.95%      12.62%       17.92%
Return After Taxes on Distributions and
Sale of Fund Shares                           9.23%      11.23%       16.15%
S&P 500 Index (3)                             4.91%       0.54%       -1.07%

----------

(1) The theoretical "after-tax" returns shown above are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The Fund commenced operations on December 29, 1999.

(3) The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest public companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any charges for investment management fees or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges and expense.

The Fund's Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based upon the Fund's expenses during its fiscal year ended November 30, 2005.

                                SHAREHOLDER FEES:

                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                          None
Maximum Sales Charge (Load) Imposed on Reinvested             None
   Dividend and Other Distributions
Redemption Fee (1)
(as a percentage of total amount redeemed)                      2.00%

                         ANNUAL FUND OPERATING EXPENSES

                  (Expenses That Are Deducted From Fund Assets)
Management Fees (2)                                           1.00%
Distribution (12b-1) Fees(3)                                  0.00%
Other Expenses (4)                                            0.00%
Total Annual Fund Operating Expenses                          1.00%

----------

(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions. See the "Redemption Fee" section below for more information as to when the redemption fee will apply. The redemption fee is paid to the Fund. The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

(2) Management fees include a fee of 0.50% for investment advisory services and a fee of 0.50% for administrative and all other services. Both fees are paid to the Adviser pursuant to separate agreements for each service.

(3) Although the Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act, the Plan has not been implemented, and the Fund has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.

(4) Pursuant to an Operating Services agreement, the Adviser is responsible for paying all Fund expenses, including, but not limited to, transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage, and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, and incurred $28,302 of other expenses as a result of the MCI, Inc. recharacterization of dividends paid to MCI shareholders during calendar year 2004.

An Example of Expenses Over Time

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions whether or not you redeem all your shares at the end of those periods. This example assumes that your investment returns 5% each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR          THREE YEAR           FIVE YEARS            TEN YEARS

  $102              $318                 $552                 $1,225

                          THE FUND'S INVESTMENT ADVISER

The Fund's Investment Adviser

Fairholme Capital Management, L.L.C. (the "Adviser"), is located at 51 JFK Parkway, Short Hills, NJ 07078 and serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. As of March 31, 2006, the Adviser managed assets in excess of $3.6 billion.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships, and other entities throughout the world. The Adviser has been investment adviser to the Fund since its inception. The Adviser directly manages the investment portfolio of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, all other business affairs of the Fund under an Operating Services Agreement.

For its services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00% of the average net assets of the Fund, 0.50% of which are related to direct investment advisory fees and 0.50% of which are related to all operating expenses and other services provided to the Fund. Such expenses and services include, but are not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. Fees are computed daily based upon the daily average net assets of the Fund.

The Investment Advisory Agreement and Operating Services Agreement (the "Agreements") were last renewed at a Board Meeting held on November 1, 2005. At this meeting, the Directors considered a number of factors they considered material to the renewal of the Agreements. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. A more complete discussion of the renewal of the Investment Advisory Agreement may be found in the Fund's annual report for the fiscal year ended November 30, 2005.

The Fund's Portfolio Managers

The Fund is managed by a portfolio management team consisting of Bruce R. Berkowitz, Larry S. Pitkowsky and Keith D. Trauner. They are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Bruce R. Berkowitz is the Managing Member of the Adviser and acts as the lead member of the Fund's portfolio management team. He has served as a portfolio manager of the Fund since the Fund's inception. Mr. Berkowitz is also President and a Director of the Company. Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Adviser since the Adviser's inception in 1997. Mr. Berkowitz has approximately 23 years of investment management experience.

Mr. Larry S. Pitkowsky is an Analyst and Portfolio Manager of the Adviser and is a member of the Fund's portfolio management team. He has served in such capacity with the Fund for over five years. Mr. Pitkowsky joined the Adviser in July 1999. Mr. Pitkowsky has approximately 18 years of investment management experience.

Mr. Keith D. Trauner is Chief Financial Officer and an Analyst of the Adviser and is a member of the Fund's portfolio management team. He has served in such capacity with the Fund for over five years. He is also Secretary, Treasurer, and a Director of the Company. Mr. Trauner joined the Adviser in February 1999. Mr. Trauner has approximately 25 years of investment management experience.

The Company does not directly compensate any of the Fund's Portfolio Managers. The Fund's SAI provides additional information about the Portfolio Managers' compensation, as well as other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of the Fund's securities.

Conflicts of Interest

In addition to acting as the Adviser to the Fund, the Adviser acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for individual, corporate and ERISA accounts for U.S. and non-U.S. clients. Although it is the policy of the Adviser to treat all clients fairly and equitably, and the Adviser has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Fund. The Fund's Board of Directors reviews potential conflicts to ensure that the Fund is not disadvantaged. In addition, the Codes of Ethics of the Adviser and the Fund contain additional provisions designed to ensure that conflicts of interest are minimized among the Fund and other clients of the Adviser.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Adviser may pursue strategies not available to the Fund and as a consequence may invest in securities in which the Fund does not participate. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Adviser. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

The Fund's Distributor

Citco Mutual Fund Distributors, Inc. (the "Distributor"), located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, distributes shares of the Fund. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers. The Distributor acts as the representative of the Fund in connection with the offering of the shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its expense, compensate persons who provide services in connection with the sale or expected sale of the Fund. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (the "Transfer Agent"). The Transfer Agent is a full service U.S. mutual fund back office servicing company, which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

                      BUYING AND SELLING SHARES OF THE FUND

                              INVESTING IN THE FUND

Determining Share Prices

Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business and is based on closing prices of the Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Standard Time. NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board of Directors. The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund calculates its NAV based on closing prices of the portfolio's securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Distribution Fees

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares. Pursuant to the 12b-1 Plan, the Fund would pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the immediate future. The Board adopted the 12b-1 Plan so that, if necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Your purchase of Fund shares is subject to the following minimum investment amounts:


Type of Account         Minimum Investment        Minimum Subsequent
                         To Open Account             Investments

       Regular                $2,500                    $1,000
         IRAs                 $1,000                     $100


                        Automatic Investment Plan Members

                   Minimum Investment     Minimum Subsequent
Type of Account      To Open Account          Investments
---------------    ------------------   ----------------------
Regular                  $2,500         $100 per month minimum
IRAs                     $1,000         $100 per month minimum


Opening and Adding to Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone or through an automatic payment plan. Any questions you may have can be answered by calling the Transfer Agent toll free on 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Purchasing Shares by Mail

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to The Fairholme Fund, and mail the Application Form and check to:

           U.S. Mail:      Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services, Inc.
                           P.O. Box C1100
                           Southeastern, PA 19398-1100

           Overnight:      Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services,
                           83 General Warren Boulevard, Suite 200
                           Malvern PA, 19355

To make subsequent purchases, simply make a check payable to The Fairholme Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Standard
Time), your shares will be purchased at the Fund's NAV next calculated following the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, please follow the steps listed below:

     1) Call toll-free on 1-866-202-2263 to inform the Transfer Agent that a wire is being sent.

     2)   Obtain a new account number from the Transfer Agent.

     3) Fill out the Account Application, fax it to 1-610-296-8516, and mail the original Account Application to the Transfer Agent.

     4)   Ask your bank to wire funds to the account of:

          Wachovia Bank National Association
             ABA # 031201467
             For Credit Fairholme Funds, Inc., Acct # 2000014940293 Further Credit to (Your Name & Account #).

Please include your name(s), address, taxpayer identification number or Social Security number on the wire transfer instructions and reference that you are opening a "new Fund account."

To make subsequent purchases of shares by wire transfer, please follow the steps listed below:

     1) Call toll-free on 1-866-202-2263 to inform the Transfer Agent that you are sending funds via wire transfer, provide the existing account number, the amount of the wire transfer, and the name of the originating bank.

     2)   Ask your bank to wire funds to the account of:

     Wachovia Bank National Association
     ABA # 031201467
     For Credit Fairholme Funds, Inc., Acct # 2000014940293
     Further Credit to (Your Name & Account #).

If you purchase shares by wire, an original Application Form must be completed and received by the Transfer Agent before any shares can be redeemed. Please make sure to either complete and mail the Application Form included with this prospectus or call the Transfer Agent to obtain an Application Form. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases Through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in "Good Order" as defined by this Prospectus and have been transmitted in a timely manner. Client orders received prior to the close of the NYSE (currently 4:00 p.m. Eastern
Time), will be priced at the Fund's NAV next calculated following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase request, pleased call our Transfer Agent toll-free on 1-866-202-2263 to obtain information regarding the various ways in which you can purchase the Fund.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.

Purchasing Shares Through Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution that is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent toll-free on 1-866-202-2263.

Purchasing Shares by Telephone

To purchase shares by telephone, your account authorizing such purchases must be established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Please call the Transfer Agent toll-free on 1-866-202-2263 for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

Miscellaneous Purchase Information

The Fund reserves the right to refuse to accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Applications or purchase orders will not be accepted unless they are in "Proper Form," which is defined as including all required information and an acceptable form of payment in U.S. funds or arrangements for payment in U.S. funds through a broker. Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. Furthermore, for the protection of existing shareholders, payment for purchase orders exceeding $500,000 is acceptable: (i) if payment is made by check and the amount of the check is bank guaranteed or the check is cleared by the bank, savings and loan association or credit union upon which the check is drawn; or
(ii) if payment is by wire transfer and the funds are received by the Fund. The price paid for Fund shares is the NAV per share next determined following the receipt of the purchase order in Proper Form by the Fund.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m. Eastern Standard Time will be processed on the day it is received. Orders in Proper Form received after 4:00 p.m. Eastern Standard Time will result in orders being processed on the following business day.

If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. Please note that all telephone orders are subject to verification. In addition, telephonic orders to buy $500,000 or more of Fund shares will be subject to the payment requirements described above.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m. and transmit them to mutual fund transfer agents after 4:00 p.m. The Securities and Exchange Commission ("SEC") has proposed a requirement that all share orders be received by mutual fund transfer agents or a registered clearing agency, such as the National Securities Clearing Corporation, by 4:00 p.m. Should the SEC adopt this proposal, the Fund and its Transfer Agent will comply with such requirement.

Policies Regarding Frequent Trading of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. Management and the Board of Directors of the Fund do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund's management and Board of Directors, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund's investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the Fund's portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m. Eastern Standard Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund's fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder's ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and its Board of Directors have adopted policies and procedures with respect to market timing and frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled "Redemption Fee" below). Under its market timing policies and procedures, the Fund will rely on its chief compliance officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The chief compliance officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the chief compliance officer determines that impermissible market-timing has occurred, the sales or exchanges for relevant account(s) will be subject to the Redemption Fee and purchase may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

Privacy Policy

Protecting your personal information is a priority for the Fairholme Fund and our privacy policy has been designed to support this objective. The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as required by the Adviser to fulfill its obligations to the Fund or as required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative, and other services and the Fund may disclose information about you, or information that you have provided to the Fund, to the Adviser in connection with the Adviser's responsibilities to the Fund.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone, or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

         U.S. Mail:        Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services, Inc.
                           P.O. Box C1100
                           Southeastern, PA  19398-1100

         Overnight:        Fairholme Funds, Inc.
                           c/o Citco Mutual Fund Services,
                           83 General Warren Boulevard, Suite 200
                           Malvern, PA  19355

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order, which means that your redemption request must include:

1)   Your account number.
2) The number of shares to be redeemed or the dollar value of the amount to be redeemed.
3) The signatures of all account owners exactly as they are registered on the account.
4)   Any required signature guarantees.
5) Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     o    If you change the ownership on your account;
     o When you want the redemption proceeds sent to a different address than is registered on the account;
     o If the proceeds are to be made payable to someone other than the account's owner(s);
     o    Any redemption transmitted by federal wire transfer to your bank; and
     o If a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, the Transfer Agent may require signature guarantees for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and all other shareholders of the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, "Signature Guarantee."

By Telephone

If you elected to use telephone redemption on your Application Form when you initially purchased shares, you may redeem your shares in the Fund by calling the Transfer Agent toll-free on 1-866-202-2263. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund's Custodian may charge a fee to your account for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls below $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2,000 before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. The Fund also reserves the right to cause the redemption of any shareholder if it believes that the continued ownership of such shareholder may adversely affect the Fund or its other shareholders.

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 60 days. The redemption fee is not imposed on shares for periodic distributions from retirement accounts, when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation, or when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder, where such waiver of the redemption fee has been approved by a compliance officer of the Fund.

Redemptions in Kind

Pursuant to the Fund's election under Rule 18f-1, the Fund retains the right to redeem shares in kind under certain limited circumstances. By making an election under Rule 18f-1, the Fund has committed to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the net asset value of the Fund within any 90-day period. It is the general policy of the Fund to redeem all shares for cash and the Fund does not expect to exercise its remaining rights to redeem in kind except in extraordinary circumstances.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), once a year as required.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund's holding period, either short or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all share transactions. The Fund reserves the right to make redemptions of fund shares in-kind to the extent permitted by federal law.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.

The Board of Directors of the Company has approved Codes of Ethics (the "Codes") for the Company and Adviser. The Board is responsible for overseeing the implementation of the Company's Codes. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Adviser have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Directors of the Company has also approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has adopted proxy voting policies and procedures under which the Fund votes proxies relating to securities held by the Fund (the Fund's "Portfolio Proxy Voting Policy"). The Fund's primary consideration in its Portfolio Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Fund's Portfolio Proxy Voting Policy guidelines are included as an exhibit to the Fund's SAI, which is available, upon request and without charge, by calling the Fund toll-free on 1-866-202-2263.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at on 866-202-2263 and (ii) on the SEC's website at www.sec.gov.

The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended May 31, 2006 is unaudited. Information for the fiscal years ended November 30, 2005 and November 30, 2004 has been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge by contacting the Fund's Transfer Agent. Information for the 2003, 2002, and 2001 fiscal years was derived from financial statements audited by the Fund's former independent registered public accounting firm.

                                                For the
                                              Six Months       For the       For the       For the        For the         For the
                                                 Ended       Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year     Fiscal Year
                                              05/31/2006        Ended         Ended         Ended          Ended           Ended
                                              (Unaudited)    11/30/2005     11/30/2004    11/30/2003     11/30/2002     11/30/2001
                                             -------------- -------------- ------------- ------------- --------------- ------------
NET ASSET VALUE, BEGINNING OF YEAR              $25.45         $22.36         $18.08        $15.14         $14.99         $13.55
                                             --------------------------------------------------------------------------------------
Investment Operations
    Net Investment Income/(Loss)                0.16**          0.38**         0.01         (0.02)          0.01           0.05
    Net Realized and Unrealized Gain
        on Investments                           2.56           3.31           4.28          3.09           0.26           1.67
                                             --------------------------------------------------------------------------------------
             Total from Investment Operations    2.72           3.69           4.29          3.07           0.27           1.72
                                             --------------------------------------------------------------------------------------

Distributions
    From Net Investment Income                  (0.22)         (0.07)            -          (0.00) *       (0.03)         (0.04)
    In Excess of Net Investment Income             -              -              -          (0.03)            -              -
    From Realized Capital Gains                 (0.48)         (0.53)         (0.01)        (0.10)         (0.09)         (0.24)
                                             --------------------------------------------------------------------------------------
             Total Distributions                (0.70)         (0.60)         (0.01)        (0.13)         (0.12)         (0.28)
                                             --------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                    $27.47         $25.45         $22.36        $18.08         $15.14         $14.99
                                             ======================================================================================

TOTAL RETURN                                    10.91%         16.84%         23.71%        20.50%         1.77%          12.75%

Ratios/Supplemental Data
    Net Assets, End of Year (in 000's)        $2,540,300     $1,440,868      $235,018      $88,968        $47,809         $28,753
    Ratio of Expenses to Average Net Assets     1.00%(a)        1.00%         1.00%         1.00%          1.00%           1.00%
    Ratio of Net Investment Income/(Loss) to
        Average Net Assets                      1.20%(a)        1.55%         0.05%        (0.13)%         0.05%           0.24%
    Portfolio Turnover Rate                    17.58           37.36%        23.33%        12.66%         47.68%          29.40%

    * Represents less than $0.01
    ** Based on Average Shares Outstanding
    (a) Annualized

                                   BACK COVER

                              FOR MORE INFORMATION

Additional information about the Fund is available in annual and semi-annual reports to shareholders and the SAI. The SAI contains more details regarding the Fund's organization, investment strategies, service providers and policies. A current SAI, dated August 15, 2006, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Company's latest annual report for the Fund's fiscal year ended November 30, 2005 contains audited financial information concerning the Fund and a discussion of the factors that affected the Fund's performance during the Fund's last fiscal year. Additional financial information (unaudited) is available in the Fund's semi-annual report for the period ended May 31, 2006.

Copies of the Fund's SAI and shareholder reports are available without charge. For shareholder inquiries, other information and to request a copy of the Fund's SAI or annual or semi-annual report, please contact the Company at:

                              Fairholme Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100
                                       or
                                 1-866-202-2263

                                 1-610-232-1763


A copy of requested document(s) will be mailed to you within three business days of the receipt of your request. Immediate access of requested documents can be found at www.fairholmefunds.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-09607


SK 22146 0003 688556